Right care. Right care. Right time. Right time. Right place. Right place. Amedisys Investor Presentation September 2015 Exhibit 99.2

Forward-looking Statements
This presentation may include forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K,
copies
of
which
are
available
on
the
Amedisys
internet
website
http://www.amedisys.com
or by contacting the Amedisys Investor Relations department at (225) 292-2031.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we have
posted additional important
information such as press releases,
profiles concerning our business and
clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-critical
information regarding the Company in
advance of or in lieu of distributing a
press release or a filing with the SEC
disclosing the same information.

WASHINGTON
OREGON
MONTANA
IDAHO
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
WYOMING
NEVADA
UTAH
CALIFORNIA
NEBRASKA
IOWA
COLORADO
KANSAS
MISSOURI
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA
NEW YORK
MAINE
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TEXAS
LOUISIANA
MISSISSIPPI
NEW HAMPSHIRE
VERMONT
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
NEW JERSEY
DELAWARE
WASHINGTON, D.C.
MARYLAND
WEST VIRGINIA
VIRGINIA
KENTUCKY
TENNESSEE
NORTH CAROLINA
SOUTH CAROLINA
ALABAMA
GEORGIA
FLORIDA
ALASKA
HAWAII
PUERTO RICO

Amedisys

Amedisys Snapshot
Overview
•
Founded in 1982, publicly
listed 1994
•
395 care centers in 34
states
•
13,000 employees
•
57,000 patients currently
on census
•
2014 revenue of $1.2
billion
•
360,000 patients seen
annually
•
Over 7.5 million annual
patient visits
Amedisys Home Health Care Centers (316 locations)
Amedisys Hospice Care Centers (79 locations)

Amedisys Care Centers and Clinical Team
Outstanding Outcomes For our Patients at Home

Amedisys

Clinical Distinction
Become Employer
of Choice
Operational
Excellence and
Efficiency
Driving
Growth
Delivered
By
Enabled
By
Our
Goal
Delivered
By
Enabled
By
Our
Goal
We are a clinical organization that will drive outstanding outcomes for our patients in their homes, as we provide our care centers and clinical team the right tools, and simplify operations to allow them to focus on patient care
Amedisys Strategy: Winning “Same Game”
Clinical Distinction
•
Clinical guidelines that support consistent,
outstanding care
•
High quality as measured by STARS ratings and
other key measures
•
Invest in professional development of clinicians
•
Develop innovative clinical programs that
distinguish us in the market
Become Employer of Choice
•
Improved ability to recruit, develop, and retain
outstanding, talented people
•
Become “Employer of Choice” as we make
working at Amedisys
meaningful and more
rewarding
Operational Excellence and Efficiency
•
A new IT platform that makes it easier for
clinicians to focus on care delivery
•
Supporting processes that drive standardization
and simplification to improve operational
efficiency
•
Effective, more efficient corporate operations
Driving Growth
•
Improved information and tools to optimize
business development effectiveness
•
Developing the capabilities to succeed as market
moves to pay based on value
•
Investing capital to grow core businesses

Although SNF receives a greater percentage of PAC referrals than HH, many SNF patients are eligible for HH, which is more cost effective and has lower readmission rates
Performance Variation Across PAC Settings
Opportunity exists to capture share from SNFs through education of discharge planners, clinician trainers and through management of readmissions
38%
41%
10%
9%
2%
0
10
20
30
40
50
HH
SNF
IRF
ORF
LTCH
14%
24%
9%
19%
26%
0
10
20
30
40
50
HH
SNF
IRF
ORF
LTCH
Readmission Rates by PAC Type
Distribution of Referrals to PAC Settings
44% total share of home health episodes if appropriate
care setting is utilized (vs. 38% today)
$2.5 B in annual amount saved by Medicare if patients
utilize appropriate PAC setting
71% ORF episodes could receive care from HHA
15%
SNF
first
setting
episodes
could
receive
care
from
HHAs
2.6%
savings
in
total
Medicare post-discharge episode
spending
Impact of Appropriate Care Setting
$38,654
$17,399
$11,695
$6,300
$5,301
Medicare Exp
per case

Increasing role of home
...within the care continuum

Amedisys

Our vision is to add the capabilities to serve a broader array of acuities, and in doing so take share from other providers becoming a value-added partner to at-risk entities
Driving Growth by Expanding Care in the Home
Retail
Pharmacy
Ambulatory
Procedure
Center
Urgent
Care
Center
Diagnostic/
Imaging
Center
Physician
Clinics
Wellness
and Fitness
Center
Community-Based Care
Acute Care
The Unbroken Continuum of Care
Personal
Care
Core Focus Area
Potential Adjacencies
Home
Care
DME
Long
Term Care
Hospice
Hospital
at Home
Potential to reinforce and extend our core through adjacencies
IP
Rehab
Hospital
Post-Acute Care
OP
Rehab
SNF
ER
Share capture
Over Time

CMS released its inaugural ratings on the Home Health Compare website, Amedisys care centers performed well and we are developing targeted improvement plans
Home Health Star Ratings and Value-Based Purchasing (VBP)
0%
10%
20%
30%
40%
50%
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
Star Rating
Star Rating Distribution –
Amedisys vs. Industry
Industry
Amedisys
Amedisys VBP States
•
93% of Amedisys care centers rated 3 stars or
better
•
Compares favorably to 72% for rest of
industry
•
2016 CMS proposed rule introduced value-
based purchasing pilot program
•
Reimbursement will be tied to quality and
outcomes
•
Approximately 25% of home health revenue is in
9 proposed VBP states
•
Star ratings metrics similar to those that
will determine reimbursement under VBP
•
Care center performance distribution is
similar in proposed VBP states

Amedisys
Strategy:
Tomorrow’s
Focus
–
Owning
the
Home
–
“New
Game”
Expand the definition of homecare by employing new capabilities and technologies –
engaging patients before an acute admission and again after discharge, preventing readmissions
HOME HEALTH
HOSPITAL
HOME HEALTH
Pre-Acute
Post-Acute
Targeted Capabilities to Take Share and Care for Higher and
Lower Acuity Patients
Amedisys
MD/PA/NP
Services
By selectively adding additional capabilities, we will increase our ability to prevent patients from being admitted to the hospital (pre-acute) care for patients in the home, and capture share from higher cost facility based services
Improve Analytics /
Data Management
Personal Care
Services
Assessments /
Discharge Planning
Enhanced Monitoring /
Telemedicine
Palliative
Care
DME /
Infusion

($ in millions, except per share data)
2Q14
3Q14
4Q14
1Q15
2Q15
Net Revenue
$305
$300
$301
$302
$314
Gross Margin %
43.4%
43.3%
43.0%
43.3%
44.1%
Total G&A Expenses
118
114
113
111
112
EBITDA (reported)
$22
$24
$23
$26
$32
EBITDA Margin
7.3%
7.9%
7.6%
8.7%
10.1%
EPS
$0.25
$0.28
$0.27
$0.30
$0.43
Summary
Adjusted
Financials
–
Quarterly
1

Adjusted
Cash
Flow
2
($ in Millions)
2Q14
3Q14
4Q14
1Q15
2Q15
Operating
cash flow
27
31
29
30
30
Changes
in working capital
(3)
(6)
11
(16)
13
Operating cash flow, net
24
25
40
14
43
Capital Expenditures
(4)
(1)
(2)
(2)
(15)
Required Debt Repayments
(3)
(3)
(3)
(3)
(3)
Free
Cash Flow
17
21
34
9
25
($ in Millions)
LTM
LTM Free Cash Flow
89
Leverage
ratio
3
0.9x
Liquidity
(avail. revolver + cash)
132

Balance Sheet
Assets
($ in MM)
12/31/14
3/31/15
6/30/15
Cash
$8
$3
$33
Accounts Receivable,
net
99
111
110
Property
and Equipment
137
57
67
Goodwill
206
206
206
Deferred Tax Asset
125
147
140
Other
95
99
89
Total Assets
670
623
645
Liabilities and Equity
Other Liabilities
$155
$156
$168
Long-Term
Debt
118
100
97
Equity
397
367
380
Total Liabilities and Equity
670
623
645
Days Sales Outstanding
29
32
31

($ in millions)
2Q14
1Q15
2Q15
Net Revenue
$243
$241
$248
Gross Margin %
42.8%
42.6%
42.6%
Key Operating Statistics
Same store Medicare revenue growth
2%
6%
(1%)
Same store non-Medicare revenue growth
21%
20%
16%
Medicare recert
rate
37%
37%
36%
Cost per visit
$85.08
$86.33
$84.43
Home
Health
Segment
1

($ in millions)
2Q14
1Q15
2Q15
Net Revenue
$62
$60
$66
Gross Margin %
46.1%
46.3%
49.6%
Same store ADC growth
(4%)
1%
8%
Same store admission growth
(3%)
7%
11%
Revenue per day
$145.44
$147.48
$147.53
Cost per day
$78.24
$79.12
$74.07
Hospice
Segment
1

Contact Information
Ronnie LaBorde
Vice Chairman and Chief Financial Officer
ronnie.laborde@amedisys.com
David Castille
Managing Director, Finance
david.castille@amedisys.com
Amedisys, Inc.
5959 S. Sherwood Forest Blvd.
Baton Rouge, LA 70816
Office: 225.292.2031

Endnotes
1.
The financial results for the three month periods ended June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015 and
June 30, 2015 are adjusted for certain items and should be considered a non-GAAP financial measure.  A reconciliation of these non-
GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
2.
Operating cash flow detailed in this schedule is adjusted for DOJ settlement payments made in 2Q14 ($115 million) and 4Q14 ($35 million).
3.
Leverage ratio defined as total debt on balance sheet at 6/30/15 divided by the sum of adjusted EBITDA for the last four quarters.